FORM 8-K
                        _____________

                   SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549






            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):April 25, 1998


                  Bear Stearns Mortgage Securities Inc.
           Mortgage Pass-Through Certificates, Series 1998-3
         (Exact name of registrant as specified in its charter)



          Delaware               33-44658          13-3633241
(State or other juris-         (Commission     (IRS Employer
diction of incorporation)      File Number)    Identification No.)




  245 Park Avenue, New York, New York               10167
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code: (212) 272-2000


                        Not Applicable
(Former name or former address, if changed since last report.)





Item 5.   Other Events.


1.A distribution was made to the Certificateholders of the Bear Stearns Mortgage Securities Inc. Mortgage Pass-Through
Certificates, Series 1998-3, on April 25, 1998. The distribution was made pursuant to the provisions of a Pooling and Servicing
Agreement dated February 25, 1998, between and among Bear Stearns Mortgage Securities Inc., as Depositor, Countrywide Home Loans,Inc. as Master Servicer, and The Bank of Nwe York, as Trustee.






Item 7.  Financial Statements and Exhibits.



    (c)   Exhibits.

          28.2 April 25, 1998 - Information on Distribution to
          Certificateholders







SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                         Bear Stearns Mortgage Securities Inc.
                                     (Registrant)






Date:  May 11, 1998                    By:  S\William J.Montgoris\
                                                 William J. Montgoris
                                                 Treasurer and Secretary






         BEAR STEARNS MPRTGAGE SECURITIES INC.

         FORM 8-K

         CURRENT REPORT

         Exhibit Index





Exhibit No.               Description

(28.2)                             April 25, 1998 - Information on
                                    Distribution to Certificateholders